Exhibit 10.1

FORM OF UNIT PURCHASE AGREEMENT

by and among

WESTERN GAS PARTNERS, LP,

WESTERN GAS HOLDINGS, LLC,

WESTERN GAS EQUITY PARTNERS, LP

and

WESTERN GAS EQUITY HOLDINGS, LLC

Dated December        , 2012

UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT, dated December        , 2012 (this “Agreement”), is made by Western Gas Partners, LP, a Delaware limited partnership (“WES”), Western Gas Holdings, LLC, a Delaware limited liability company and the general partner of WES (“WES GP”), Western Gas Equity Partners, LP, a Delaware limited partnership (“WGP”), and Western Gas Equity Holdings, LLC, a Delaware limited liability company (“WGP GP”).

WHEREAS, WGP has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-184763) relating to the offer and sale to the public by WGP of common units representing limited partner interests in WGP (the “Offering”).

WHEREAS, in connection with the Offering, WGP and Western Gas Equity Holdings, LLC, a Delaware limited liability company and the general partner of WGP, will enter into an underwriting agreement with the representatives of the underwriters named therein (the “Underwriters”), a form of which has been filed as Exhibit 1.1 to the Registration Statement (the “Underwriting Agreement”).

WHEREAS, WGP desires to use the proceeds of the Offering (including any net proceeds relating to any exercise of the Underwriters’ Over-Allotment Option (as defined in the Underwriting Agreement)), after deducting underwriting discounts and commissions, the structuring fee and offering expenses (the “net proceeds”), as follows:

(i) WGP desires to use 98% of the net proceeds to purchase from WES, and WES desires to issue and sell to WGP, Common Units (as defined in the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of May 14, 2008, as amended by Amendment No. 1 dated as of December 19, 2008, Amendment No. 2 dated as of April 15, 2009, Amendment No. 3 dated as of July 22, 2009, Amendment No. 4 dated as of January 29, 2010, Amendment No. 5 dated as of August 2, 2010, Amendment No. 6 dated as of July 8, 2011, Amendment No. 7 dated as of January 13, 2012 and Amendment No. 8 dated as of August 1, 2012 (as so amended, the “WES Partnership Agreement”)); and

(ii) WGP desires to use the remaining 2.0% of the net proceeds to make a capital contribution to WES GP, which in turn desires use such amount to purchase from WES, and WES desires to issue and sell to WES GP, General Partner Units (as defined in the WES Partnership Agreement).

NOW, THEREFORE, in consideration of the agreements contained herein, the parties agree as follows:

1. Purchase and Sale.

(a) Subject to the terms of this Agreement, at each time of purchase and additional time of purchase (as such terms are defined in the Underwriting Agreement):

(i) WGP agrees to use 98% of the net proceeds received on such date (the “Common Unit Purchase Amount”) to purchase from WES, and WES agrees to issue and sell to WGP, Common Units at a purchase price of $46.00 per Common Unit (the “Per Unit Purchase Price”);

(ii) WGP agrees to contribute the remaining 2% of the net proceeds received on such date (the “GP Unit Purchase Amount,” and together with the Common Unit Purchase Amount, the “Purchase Amount”) to WES GP; and

(iii) WES GP agrees to use the GP Unit Purchase Amount to purchase from WES, and WES agrees to issue and sell to WES GP, General Partner Units at the Per Unit Purchase Price;

provided, that the applicable Common Unit Purchase Amount and GP Unit Purchase Amount shall be adjusted so as not to require the issuance of fractional Common Units or General Partner Units, respectively.

(b) The sale(s) of the Common Units and General Partner Units (collectively, the “Purchased Units”) contemplated hereby shall not be registered with the Commission under the Securities Act of 1933, as amended, and the certificates representing such Common Units (if issued in physical form) shall be issued bearing a restrictive legend thereon, in substantially the form set forth below:

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF WESTERN GAS PARTNERS, LP THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF WESTERN GAS PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE WESTERN GAS PARTNERS, LP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED). WESTERN GAS HOLDINGS, LLC, THE GENERAL PARTNER OF WESTERN GAS PARTNERS, LP, MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF WESTERN GAS PARTNERS, LP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

If the referenced Common Units are issued in book-entry form, the transfer agent for WES’s Common Units shall be instructed to (i) identify such Common Units as restricted on its system and (ii) keep on file a restrictive legend for such Common Units in substantially the form set forth above.

2. Closing and Delivery of Purchased Units.

(a) The closing of the transactions constituting the purchase and sale of the Purchased Units at each applicable time of purchase or additional time of purchase (each, a “Unit Purchase Closing”) shall take place at such location and on such date as is established in the Underwriting Agreement for the applicable Closing (as defined in the Underwriting Agreement).

(b) The Common Units and the General Partner Units to be delivered to WGP and WES GP, respectively, pursuant to this Agreement shall be delivered by or on behalf of WES to WGP and WES GP, respectively, at the applicable Unit Purchase Closing in certificated or book-entry form against payment of the Purchase Amount thereof, said payment to be made by wire transfer in immediately available funds to such bank account designated by WES.

3. Further Assurances. Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4. Costs and Expenses. Each party to this Agreement shall be responsible for such party’s own expenses in connection with this Agreement.

5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

6. Entire Agreement. This Agreement shall constitute the binding agreement of the parties with respect to the subject matter hereof and shall constitute the entire agreement of the parties with respect to the subject matter hereof.

7. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.

WESTERN GAS PARTNERS, LP

By:	Western Gas Holdings, LLC,
its general partner

By:
Name:
Title:

WESTERN GAS HOLDINGS, LLC

By:
Name:
Title:

WESTERN GAS EQUITY PARTNERS, LP

By:	Western Gas Equity Holdings, LLC,
its general partner

By:
Name:
Title:

WESTERN GAS EQUITY HOLDINGS, LLC

By:
Name:
Title:

Unit Purchase Agreement – Signature Page

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